                                                                   Exhibit 10.67

                                 ePresence, Inc.

                     2000 Non-Executive Stock Incentive Plan
                     ---------------------------------------

Section 1.        Purpose

         The purpose of this 2000 Non-Executive Stock Incentive Plan (the "Plan") is to advance the interests of ePresence, Inc. by enhancing its ability to attract and retain non-executive employees, consultants and others who are in a position to contribute to the Company's future growth and success.

Section 2.        Definitions

         "Award" means any Option, Stock Appreciation Right, Performance Share, Restricted Stock or Unrestricted Stock awarded under the Plan.

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" means a committee of the Board appointed by the Board to administer the Plan.

         "Common Stock" or "Stock" means the Common Stock, $.01 par value per share, of the Company.

         "Company" means ePresence, Inc. and, except where the content otherwise requires, all present and future subsidiaries of the Company as defined in Sections 424(f) of the Code.

         "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

         "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Board in good faith or in the manner established by the Board from time to time.

         "Incentive Stock Option" means an option to purchase shares of Common Stock which is intended to meet the requirements of Section 422 of the Code or any successor provision.

         "Nonstatutory Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is not intended to be an Incentive Stock Option.

         "Option" means a Nonstatutory Stock Option.

         "Participant" means a person selected by the Board to receive an Award under the Plan.

         "Performance Shares" mean shares of Common Stock which may be earned by the achievement of performance goals awarded to a Participant under Section 8.

         "Reporting Person" means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

         "Restricted Period" means the period of time selected by the Board during which shares subject to a Restricted Stock Award may be repurchased by or forfeited to the Company.

         "Restricted Stock" means shares of Common Stock awarded to a Participant under Section 9.

         "Stock Appreciation Right" or "SAR" means a right to receive any excess in Fair Market Value of shares of Common Stock over the exercise price awarded to a Participant under Section 7.

         "Unrestricted Stock" means shares of Common Stock awarded to a Participant under Section 9(c).

Section 3.        Administration
                  --------------

         The Plan will be administered by the Board. The Board shall have authority to make Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable from time to time, and to interpret the provisions of the Plan. The Board's decisions shall be final and binding. No member of the Board shall be liable for any action or determination relating to the Plan made in good faith. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards to Participants and all determinations under the Plan with respect thereto, provided that the Board shall fix the maximum amount of such Awards to be made by such executive officers and a maximum amount for any one Participant. To the extent permitted by applicable law, the Board may appoint a Committee to administer the Plan and, in such event, all references to the Board in the Plan shall mean such Committee or the Board. All decisions by the Board or the Committee pursuant to the Plan shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

Section 4.        Eligibility
                  -----------

         All of the Company's employees, consultants and advisors who are expected to contribute to the Company's future growth and success are eligible to be Participants in the Plan; provided, however, that in no event may a Reporting Person, executive officer (within the meaning of Rule 3b-7 under the Securities Exchange Act of 1934 or any successor provision), or director of the Company, or any other person not permitted by the rules and regulations of The Nasdaq Stock Market to receive Awards under a plan not approved by the Company's stockholders, be a Participant in the Plan.

Section 5.        Stock Available for Awards
                  --------------------------

(a) Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 750,000 shares of Common Stock. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b) In the event that the Board, in its sole discretion, determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Board shall equitably adjust any or all of
(i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and
(iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Board may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

(c) The Board may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company (other than persons not eligible to be Participants in the Plan pursuant to Section 4 above) as a result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a subsidiary of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances. The shares which may be delivered under such substitute Awards shall be in addition to the maximum number of shares provided for in Section 5(a).

Section 6.        Stock Options

     (a) Subject to the provisions of the Plan, the Board may award Nonstatutory Stock Options and determine the number of shares to be covered by each Option, the price thereof and the conditions and limitations applicable to the exercise of the Option. Incentive Stock Options may not be awarded under the Plan.

     (b) The Board shall establish the exercise price at the time each option is awarded.

     (c) Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award or thereafter. The Board may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

     (d) Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or check in an amount equal to the exercise price of such Options or, to the extent permitted by the Board at or after the award of the Option, by (i) delivery of shares of

Common Stock owned by the optionee for at least six months (or such shorter period as is approved by the Board), valued at their Fair Market Value, (ii) delivery of a promissory note of the optionee to the Company on terms determined by the Board, (iii) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (iv) payment of such other lawful consideration as the Board may determine, or (v) any combination of the foregoing.

     (e) The Board may provide for the automatic award of an Option upon the delivery of shares to the Company in payment of the exercise price of an Option for up to the number of shares so delivered.

     (f) The Board may at any time accelerate the time at which all or any part of an Option may be exercised.

Section 7. Stock Appreciation Rights. The Board may grant Stock Appreciation
           -------------------------
Rights with such terms and conditions as the Board may determine.

Section 8. Performance Shares. The Board may grant Performance Share Awards with
           ------------------
such terms and conditions as the Board may determine.

Section 9. Restricted and Unrestricted Stock
           ---------------------------------

     (a) The Board may grant Restricted Stock Awards entitling recipients to acquire shares of Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable Restricted Period or Restricted Periods established by the Board for such Award. Conditions for repurchase (or forfeiture) may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives.

     (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board, during the applicable Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the Restricted Period, the Company (or such designee) shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

     (c) The Board may, in its sole discretion, grant (or sell at a purchase price determined by the Board) to Participants shares of Stock free of any restrictions under the Plan ("Unrestricted Stock").

     (d) The purchase price for each share of Restricted Stock and Unrestricted Stock shall be determined by the Board of Directors and may not be less than the par value of the Common

Stock. Such purchase price may be paid in the form of past services or such other lawful consideration as is determined by the Board.

     (e) The Board may at any time accelerate the expiration of the Restricted Period applicable to all, or any particular, outstanding shares of Restricted Stock.

Section 10. General Provisions Applicable to Awards
            ---------------------------------------

     (a) Documentation. Each Award under the Plan shall be evidenced by an
         -------------
instrument delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable. Such instruments may be in the form of agreements to be executed by both the Company and the Participant, or certificates, letters or similar documents, acceptance of which will evidence agreement to the terms thereof and of this Plan.

     (b) Board Discretion. Each type of Award may be made alone, in addition to
         ----------------
or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Board at the time of award or at any time thereafter.

     (c) Termination of Status. The Committee shall determine the effect on an
         ---------------------
Award of the disability, death, retirement, authorized leave of absence or other termination of employment or other status of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may exercise rights under such Award.

     (d) Mergers, Etc. In the event of a consolidation, merger or other
         ------------
reorganization in which all of the outstanding shares of Stock are exchanged for securities, cash or other property of any other corporation or business entity (an "Acquisition") or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions as to outstanding Awards: (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to Participants, provide that all unexercised Options or SARs will terminate immediately prior to the consummation of such transaction unless exercised by the Participant within a specified period following the date of such notice,
(iii) in the event of an Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Acquisition (the "Acquisition Price"), make or provide for a cash payment to Participants equal to the difference between (A) the Acquisition Price times the number of shares of Common Stock subject to outstanding Options or SARs (to the extent then exercisable at prices not in excess of the Acquisition Price) and (B) the aggregate exercise price of all such outstanding options or SARs in exchange for the termination of such Options and SARs, and (iv) provide that all or any outstanding Awards shall become exercisable or realizable in full prior to the effective date of such Acquisition.

     (e) Withholding. The Participant shall pay to the Company, or make
         -----------
provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Board's discretion, and subject to such conditions as the Board may establish, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

     (f) Foreign Nationals. Awards may be made to Participants who are foreign
         -----------------
nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

     (g) Amendment of Award. The Board may amend, modify or terminate any
         ------------------
outstanding Award, including substituting therefor another Award of the same or a different type and changing the date of exercise or realization, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     (h) Cancellation and New Grant of Options. The Board of Directors shall
         -------------------------------------
have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled Options or (ii) the amendment of the terms of any and all outstanding Options under the Plan to provide an exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Options.

     (i) Conditions on Delivery of Stock. The Company will not be obligated to
         -------------------------------
deliver any shares of Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (iii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of notice of issuance, and (iv) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

     (j) Transferability of Awards. Except as the Board may otherwise determine
         -------------------------
or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

Section 11. Miscellaneous
            -------------

     (a) No Right To Employment or Other Status. No person shall have any claim
         --------------------------------------
or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or service for the Company. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (b) No Rights As Stockholder. Subject to the provisions of the applicable
         ------------------------
Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the record holder thereof.

     (c) Exclusion from Benefit Computations. No amounts payable upon exercise
         -----------------------------------
of Awards granted under the Plan shall be considered salary, wages or compensation to Participants for purposes of determining the amount or nature of benefits that Participants are entitled to under any insurance, retirement or other benefit plans or programs of the Company.

     (d) Effective Date and Term. The Plan shall be effective upon its adoption
         -----------------------
by the Board of Directors. No Award may be made under the Plan after the tenth anniversary of the date of such effectiveness, but Awards previously granted may extend beyond that date.

     (e) Amendment of Plan. The Board may amend, suspend or terminate the Plan
         -----------------
or any portion thereof at any time.

     (f) Governing Law. The provisions of the Plan shall be governed by and
         -------------
interpreted in accordance with the laws of the Commonwealth of Massachusetts.

                                       Adopted by the Board of Directors
                                       on August 24, 2000